AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of October 3, 2005 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors” and BNP Paribas, as administrative agent (in such capacity, the “Agent”) pursuant to authority granted by the Required Lenders.

The Borrower, the “Guarantors” party thereto, the “Lenders” party thereto and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $450,000,000, and the parties hereto now desire to increase such amount from the aforesaid $450,000,000 to $550,000,000.

The parties hereto also wish to amend the Credit Agreement in certain other respects and the Security Agreement as hereinafter set forth and accordingly hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement, or the Security Agreement, as the case may be, shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Recitals. The reference in the second paragraph of the recitals to the Credit Agreement to “$450,000,000” shall be replaced by “$550,000,000”.

2.03. Definitions. Article I of the Credit Agreement shall be amended by amending the following definitions (to the extent already included in said Article I and adding the following definitions in the appropriate alphabetical location (to the extent not already included in said Article I):

“Aggregate Outstanding Credit Exposure” means, at any time, the aggregate of the Outstanding Credit Exposure of all the Lenders (including the Swing Line Lender); provided that solely for purposes of determining whether the Aggregate Outstanding Credit Exposure exceeds the Borrowing Base at any time, the Aggregate Outstanding Credit Exposure shall be deemed reduced by 50% of the aggregate undrawn stated amount under all Performance Letters of Credit at such time.

“Aggregate Revolving Credit and Financial LC Commitment” means $325,000,000.

“Facility LC Commitment” means the commitment of each Lender to participate in Facility LCs issued by an Issuer in the amount not exceeding that set forth opposite its signature below or on its Lender Addendum or as set forth in any assignment executed pursuant to Section 12.3.1, as modified from time to time pursuant to the terms hereof. In the case of any Lender that executes and delivers a Lender Addendum, the amount of its Facility LC Commitment as set forth therein shall supersede the amount of its Facility LC Commitment theretofore in effect.

“Lenders” means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns, and the lending institutions executing a Lender Addendum and their respective successors and assigns.

“Lender Addendum” means a Lender Addendum, substantially in the form of Exhibit H, accepted and agreed to by the Borrower and the Agent, pursuant to which, on or before the effective date of Amendment No. 1 to this Agreement, a Lender shall increase its Commitments or a Person shall become a Lender and undertake new Commitments; provided that after giving effect to all Lender Addenda neither the Aggregate Commitment nor the Aggregate Facility LC Commitment shall exceed $550,000,000 and neither the Aggregate Revolving Credit and Financial LC Commitment nor the Aggregate Revolving Credit Commitment shall exceed $325,000,000.

“Revolving Credit Commitment” means, for each Lender, the obligation of such Lender to make Revolving Credit Loans, other than Swing Line Loans, to Borrower in an aggregate amount not exceeding 59.090909% of its Facility LC Commitment, as modified from time to time pursuant to the terms hereof.

2.04. Agreed Currency Provisions. The last sentence of Section 2.19.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

“If at any time the Dollar Amount of the sum of the aggregate principal amount of all outstanding LC Obligations (calculated, with respect to those LC Obligations denominated in Agreed Currencies other than Dollars, as of the most recent Computation Date), excluding solely for purposes of clause (ii)(2) below 50% of the aggregate undrawn stated amount under all Performance Letters of Credit, exceeds (i) the Aggregate Facility LC Commitment during any Unrestricted Period or (ii) the lesser of (1) the Aggregate Facility LC Commitment or (2) the Borrowing Base at any time during any Restricted Period (subject to Section 2.2(c)), the Borrower shall immediately make deposits to the Facility LC Collateral Account to the extent of the Collateral Shortfall Amount.”

2.05. Delivery of Lender Addendum. A new Section 15.7 of the Credit Agreement shall be inserted to read in its entirety as follows:

“15.7 Delivery of Lender Addendum. Each Lender that executes and delivers a Lender Addendum shall by executing its Lender Addendum be bound by and entitled to the benefits of the Loan Documents as a Lender with the Commitments set forth opposite its name in such Lender Addendum.”

2.06. Security Agreement. The second paragraph of the preamble of the Security Agreement is hereby amended to read in its entirety as follows:

“The Borrower, the Guarantors, certain lenders and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $550,000,000.”

Section 3. Pro Rata Adjustments. If any Revolving Credit Loans are outstanding under the Credit Agreement on the date that the amendments thereto contemplated by this Amendment No. 1 become effective (the “Amendment Effective Date”), the Borrower shall (a) borrow and prepay Revolving Credit Loans to the extent necessary such that, after giving effect to all duly executed and delivered Lender Addenda and to such borrowing and prepayment, Revolving Credit Loans of the same Type and (in the case of Eurodollar Loans) having the same Interest Periods shall be allocated among the Lenders on the Amendment Effective Date ratably according to their respective Revolving Credit Commitments and (b) pay on the Amendment Effective Date all accrued and unpaid interest on the Loans so prepaid and any amounts owing under Section 3.4 by reason of such prepayment. The respective Pro Rata Shares of the Lenders (and, without limitation, the undivided interests and participations of the Lenders in Facility LCs then outstanding) shall automatically and without further action be adjusted on the Amendment Effective Date after giving effect to all duly executed and delivered Lender Addenda.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 1.

Section 5. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon:

(i) the execution and delivery of counterparts of this Amendment No. 1 by the Borrower, the Guarantors and the Agent pursuant to authority granted by the Required Lenders,

(ii) the execution and delivery of a Lender Addendum by each Lender that is increasing its Commitments and each Person that is becoming a Lender pursuant to this Amendment No. 1,

(iii) the Borrower furnishing the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:

(a) a copy, certified by the Secretary or Assistant Secretary of the Borrower of its by-laws,

(b) a copy, certified by the Secretary or Assistant Secretary of the Borrower, along with a certificate of good standing and existence from the Secretary of State of the State of Louisiana, of resolutions of its board of directors authorizing the execution of this Amendment No. 1,

(c) an incumbency certificate, executed by the Secretary or Assistant Secretary of the Borrower which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers or managers of the Borrower authorized to sign this Amendment No. 1, upon which certificates the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower,

(d) a written opinion or opinions of counsel to the Borrower and the Guarantors, addressed to the Lenders and covering such matters as may be required by Agent, in form and substance reasonably satisfactory to the Agent, and

(iv) the Borrower furnishing to the Agent each in form and substance satisfactory to the Agent, and with sufficient copies for the Lenders, a bring-down certificate executed by the Secretary or Assistant Secretary of each Guarantor, certifying that: (a) the organizational and operative documents of such Guarantor certified and delivered as of April 25, 2005 have not been amended, rescinded or otherwise changed and remain in full force and effect, (b) the incumbency certificate of such Guarantor certified and delivered as of April 25, 2005 has not been amended, rescinded or otherwise changed, and each signatory thereto remains an Authorized Officer of such Guarantor and is authorized to sign this Amendment No. 1, (c) to the best knowledge of such Secretary or Assistant Secretary, the good standing certificates delivered by such Guarantor in connection with the closing of the Credit Agreement on April 25, 2005 remain true, accurate and correct and that such Secretary or Assistant Secretary has no knowledge to the contrary thereof and (d) that the copies of the resolutions of the respective boards of directors, members or managers or any other governing body authorizing the execution of this Amendment No. 1, as attached to such certificate, are true, accurate and correct and remain in full force and effect.

Section 6. Conditions Subsequent. The Borrower shall furnish to the Agent, each in form and substance satisfactory to the Agent:

(a) evidence that any amendment to the Mortgages to reflect the increase in Commitments pursuant to the Lender Addenda shall have been made, within 30 days of the date hereof,

(b) evidence satisfactory to the Agent that date down endorsements or the functional equivalent thereof, current to the date of the recording of the amendments to the Mortgages that reflect the increase in Commitments pursuant to the Lender Addenda, are issued in connection with each of the existing Mortgage Policies issued, within 60 days of the date hereof; provided that the Agent shall be able to grant extensions in its sole discretion for the date down endorsements or functional equivalent thereof for the Mortgages identified on Schedule I, and the failure of the Borrower to furnish any document in clauses (a) and (b) above within the time frames noted above shall constitute a Default under the Credit Agreement and any other Loan Document.

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement and the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.

By:
Robert L. Belk
Executive Vice President and
Chief Financial Officer

GUARANTORS:

WHIPPANY VENTURE I, L.L.C.

By:
Robert L. Belk
Executive Vice President

SHAW CONSTRUCTORS, INC.

By:
Ronnie Volentine
President

STONE & WEBSTER MICHIGAN, INC.

By:
Gary P. Graphia
Secretary

SO-GLEN GAS CO., LLC

by its sole member,

EMCON/OWT, Inc.

By:
Robert L. Belk
Executive Vice President, Assistant Treasurer and
Assistant Chief Financial Officer

EMCON/OWT, INC.

By:
Robert L. Belk
Executive Vice President, Assistant Treasurer and
Assistant Chief Financial Officer

GUARANTORS (continued)

AMERICAN PLASTIC PIPE AND

SUPPLY, L.L.C.

EDS EQUIPMENT COMPANY, LLC

EDS PUERTO RICO, INC.
ENVIROGEN, INC.
LFG SPECIALTIES, L.L.C.
MWR, INC.
SHAW BENECO, INC.
SHAW COASTAL, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW E & I RUSSIA, INC.
SHAW ENERGY DELIVERY SERVICES, INC.
SHAW ENVIRONMENTAL, INC.
SHAW ENVIRONMENTAL &

INFRASTRUCTURE, INC.

SHAW FACILITIES, INC.
SHAW INFRASTRUCTURE, INC.
SHAW LIQUID SOLUTIONS LLC
SHAW LITTLE ROCK HOUSING, L.L.C.
SHAW POWER SERVICES GROUP, L.L.C.
SHAW PROPERTY HOLDINGS, INC.
SHAW SERVICES, L.L.C.
STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

SHAW WASTE SOLUTIONS, LLC

By:	—
Robert L. Belk

Executive Vice President and Chief Financial Officer

GUARANTORS (continued):

STONE & WEBSTER – JSC MANAGEMENT CONSULTANTS, INC.

By:	—
Robert L. Belk
Senior Vice President and Treasurer

BADGER TECHNOLOGIES, L.L.C.
BADGER TECHNOLOGY HOLDINGS, L.LC.
B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
FIELD SERVICES, INC.
PIKE PROPERTIES I, INC.
PIKE PROPERTIES II, INC.
PROSPECT INDUSTRIES (HOLDINGS) INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW CAPITAL, INC.
SHAW CONNEX, INC.
SHAW FABRICATORS, INC.
SHAW FIELD SERVICES, INC.
SHAW FT. LEONARD WOOD HOUSING,	L.L.C.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GLOBAL, L.L.C.
SHAW GRP OF CALIFORNIA
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INTELLECTUAL PROPERTY
HOLDINGS, INC.

SHAW INTERNATIONAL, INC.
SHAW JV HOLDINGS, L.L.C.
SHAW MAINTENANCE, INC.
SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC.

By:	—
Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued):

S C WOODS, L.L.C.

by its sole member,

Stone & Webster, Inc.

By:	—
Robert L. Belk
Vice President and Treasurer

STONE & WEBSTER SERVICES, L.L.C.
SWINC ACQUISITION FIVE, L.L.C.

By:	—
Robert L. Belk
Executive Vice President and Treasurer

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
STONE & WEBSTER CONSTRUCTION, INC.

By:	—
Robert L. Belk
President

GUARANTORS (continued):

SHAW BEALE HOUSING, L.L.C.
SHAW CENTCOM SERVICES, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.
SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.

SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES
ONE, INC.
SHAW NAPTECH, INC.
SHAW NORTHEAST HOUSING, L.L.C.
SHAW NORTHWEST HOUSING, L.L.C.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL
GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW SSS FABRICATORS, INC.
SHAW STONE & WEBSTER PUERTO RICO,
SHAW SUNLAND FABRICATORS, INC.
SHAW WORD INDUSTRIES
FABRICATORS, INC.
INC.

STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER, INC.
STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.

STONE & WEBSTER INTERNATIONAL, INC.
STONE & WEBSTER MASSACHUSETTS, INC.
STONE & WEBSTER PROCESS
TECHNOLOGY, INC.
By:	—
Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued):

LANDBANK PROPERTIES, L.L.C.

By:
T.A. Barfield, Jr.
Chief Executive Officer, President and Chairman

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.

By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

THE LANDBANK GROUP, INC.

By:
T.A. Barfield, Jr.
Executive Vice President

SHAW-ROBOTIC ENVIRONMENTAL SERVICES, L.L.C.

By:
T.A. Barfield, Jr.
President and Chief Executive Officer

ARLINGTON AVENUE E VENTURE, LLC

BENICIA NORTH GATEWAY II, L.L.C.
CAMDEN ROAD VENTURE, LLC
CHIMENTO WETLANDS, L.L.C.
GREAT SOUTHWEST PARKWAY VENTURE,

LLC

HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND

SERVICES, L.L.C.

NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW ALASKA, INC.
SHAW AMERICAS, L.L.C.
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW MEXICO, L.L.C.
SHAW REMEDIATION SERVICES, L.L.C.

By:	—
T.A. Barfield, Jr.

President

INTEGRATED SITE SOLUTIONS, L.L.C.

by its sole member,

Shaw Environmental & Infrastructure, Inc.

By:
T.A. Barfield, Jr.
Executive Vice President

GUARANTORS (continued):

NUCLEAR TECHNOLOGY SOLUTIONS, L.L.C.

by its sole member,

S C WOODS, L.L.C.

by its sole member,

Stone & Webster, Inc.

By:	—
Robert L. Belk
Vice President and Treasurer

SELS ADMINISTRATIVE SERVICES, L.L.C.

by its sole member,

Shaw Environmental Liability Solutions, L.L.C.

By:	—
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

BNP PARIBAS, as Agent

By:
Name:
Title: